UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2006
                                                   -------------


                           Ibis Technology Corporation
             (Exact name of registrant as specified in its charter)



       Massachusetts                 0-23150                04-2987600
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)


32 Cherry Hill Drive, Danvers, Massachusetts                   01923
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (978) 777-4247
                                                     --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 26, 2006, Ibis Technology Corporation announced its financial results for the second quarter ending June 30, 2006. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

    Exhibit 99.1. Press Release issued by Ibis Technology Corporation on July 26, 2006 Announcing Second Quarter 2006 Results.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       IBIS TECHNOLOGY CORPORATION


Date:  July 26, 2006   /s/ William J. Schmidt
                       -----------------------------------------------------
                       William J. Schmidt Chief Financial Officer







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                                  EXHIBIT INDEX

Exhibit
Number                     Description
--------                   -----------

99.1               Press Release, Dated July 26, 2006,
                   Announcing Second Quarter 2006 Results.